                                                                   EXHIBIT 10.20


                         COMPUTER SCIENCES CORPORATION
                 1997 NONEMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

                ACCRUED BENEFIT RESTRICTED STOCK UNIT AGREEMENT
                -----------------------------------------------

          This Accrued Benefit Restricted Stock Unit Agreement ("Agreement") is made and entered into as of the date indicated on the signature page hereto (the "Grant Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and the nonemployee director of the Company executing this Agreement (the "Director").

          WHEREAS, the Company's 1997 Nonemployee Director Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company (the "Board") on June 16, 1997 and approved by the stockholders of the Company on August 11, 1997;

          WHEREAS, pursuant to the Plan, the Company is authorized to grant awards to directors of the Company who are not, and have never, employees of the Company or any of its subsidiaries;

          WHEREAS, such awards may include restricted stock units with respect to shares of the common stock, par value $1.00 per share, of the Company (the "Common Stock"), which restricted stock units shall contain such terms and conditions as may be determined by the Board, as the administrator of the Plan; and

          WHEREAS, the Company desires to grant to the Director, and the Director desires to accept, a restricted stock unit upon the terms and conditions set forth herein, which terms and conditions have been approved by the Board;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1.  Grant of RSU.  The Company hereby grants to the Director, and the
              ------------
Director hereby accepts, a restricted stock unit with respect to the number of shares of Common Stock indicated on the signature page hereto (the "Total RSU Shares") upon the terms and conditions set forth in this Agreement (the "RSU").

          2.  Adjustment of Total RSU Shares.  In the event that the outstanding
              ------------------------------
securities of the class then subject to the RSU are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then the Board shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that are thereafter subject to the RSU.

          3.   Nontransferability of RSU.  Neither the RSU nor any interest
               -------------------------
therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

          4.   Plan.  The RSU is granted pursuant to the Plan, as in effect on
               ----
the Grant Date, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Director, without his or her consent, of the RSU or of any of the Director's rights under this Agreement. The interpretation and construction by the Board of the Plan and this Agreement shall be final and binding upon the Director.

          5.   Stockholder Rights.  No person or entity shall be entitled to
               ------------------
vote, receive dividends or be deemed for any purpose the holder of any of the Total RSU Shares until the redemption of the RSU in accordance with the provisions of this Agreement.

          6.   Successors.  This Agreement shall be binding upon and inure to
               ----------
the benefit of the Company and its successors and assigns, on the one hand, and the Director and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

          7.  Entire Agreement; Amendments and Waivers.  This Agreement embodies
              ----------------------------------------
the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

          8.  Governing Law.  This Agreement shall be governed by and construed
              -------------
and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

          9.  Redemption of RSU.
              -----------------

              (a) The RSU shall not be redeemable prior to the date upon which the Director ceases to be a director of the Company (the "Termination Date"). The Company shall redeem the RSU by delivering to the Director (or after the Director's death, to the beneficiary designated by the Director for such purpose), at such time or times as the Director shall elect pursuant to Sections 9(c) and (d) hereof, the Total RSU Shares and the Dividend Equivalents (as hereinafter defined).

              (b) The term "Dividend Equivalents" shall mean, with respect to each Total RSU Share being delivered by the Company upon redemption of the RSU, an amount in cash equal to the aggregate amount of all regular cash dividends paid on a share of Common Stock during the period between the Grant Date and the date of such redemption, together with interest thereon at the rate credited to amounts deferred under the Company's Deferred Compensation Plan, as such rate is changed from time to time.

               (c) Subject to Section 9(d) hereof, the Director hereby irrevocably elects for the RSU to be redeemed, and for the Total RSU Shares and the Dividend Equivalents to be delivered by the Company to the Director, at the
following time or times:        [CHECK ONE OF THE FOLLOWING]


     _____     (i)   as an entirety within 30 days following the Termination
                     Date

     _____     (ii)  in as equal amounts of whole shares as possible on each of the first five anniversaries of the Termination Date

     _____     (iii) in as equal amounts of whole shares as possible on each of the first ten anniversaries of the Termination Date

     _____     (iv)  in as equal amounts of whole shares as possible on each of the first fifteen anniversaries of the Termination Date

               (d) Notwithstanding Section 9(c) hereof, in the event that the Director shall die at any time prior to the redemption in full of the RSU, the Director hereby irrevocably elects for the previously unredeemed part of the RSU to be redeemed, and for the previously undelivered Total RSU Shares and Dividend Equivalents to be delivered by the Company to beneficiary designated by the Director for such purpose, at the following time or times:
                          [CHECK ONE OF THE FOLLOWING]

     _____     (i)   as an entirety within 30 days following the date of death

     _____     (ii)  in as equal amounts of whole shares as possible over the remaining term of the five, ten or fifteen-year period elected pursuant to Section 9(d) hereof

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date indicated below.

DIRECTOR                                          COMPUTER SCIENCES CORPORATION


___________________________                       By_________________________
[NAME]                                              Van B. Honeycutt
Grant Date:        [DATE]                           Chairman, President and
Total RSU Shares:  [NUMBER]                         Chief Executive Officer

                         COMPUTER SCIENCES CORPORATION
                 1997 NONEMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

                 FUTURE BENEFIT RESTRICTED STOCK UNIT AGREEMENT
                 ----------------------------------------------

          This Future Benefit Restricted Stock Unit Agreement ("Agreement") is made and entered into as of the date indicated on the signature page hereto (the "Grant Date") by and between Computer Sciences Corporation, a Nevada corporation (the "Company"), and the nonemployee director of the Company executing this Agreement (the "Director").

          WHEREAS, the Company's 1997 Nonemployee Director Stock Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company (the "Board") on June 16, 1997 and approved by the stockholders of the Company on August 11, 1997;

          WHEREAS, pursuant to the Plan, the Company is authorized to grant awards to directors of the Company who are not, and have never, employees of the Company or any of its subsidiaries;

          WHEREAS, such awards may include restricted stock units with respect to shares of the common stock, par value $1.00 per share, of the Company (the "Common Stock"), which restricted stock units shall contain such terms and conditions as may be determined by the Board, as the administrator of the Plan; and

          WHEREAS, the Company desires to grant to the Director, and the Director desires to accept, a restricted stock unit upon the terms and conditions set forth herein, which terms and conditions have been approved by the Board;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1.  Grant of RSU.  The Company hereby grants to the Director, and the
              ------------
Director hereby accepts, a restricted stock unit with respect to the number of shares of Common Stock indicated on the signature page hereto (the "Total RSU Shares") upon the terms and conditions set forth in this Agreement (the "RSU").

          2.  Adjustment of Total RSU Shares.  In the event that the outstanding
              ------------------------------
securities of the class then subject to the RSU are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then the Board shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that are thereafter subject to the RSU.

          3.  Nontransferability of RSU.  Neither the RSU nor any interest
              -------------------------
therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution.

          4.  Plan.  The RSU is granted pursuant to the Plan, as in effect on
              ----
the Grant Date, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive the Director, without his or her consent, of the RSU or of any of the Director's rights under this Agreement. The interpretation and construction by the Board of the Plan and this Agreement shall be final and binding upon the Director.

          5.  Stockholder Rights.  No person or entity shall be entitled to
              ------------------
vote, receive dividends or be deemed for any purpose the holder of any of the Total RSU Shares until the redemption of the RSU in accordance with the provisions of this Agreement.

          6.  Successors.  This Agreement shall be binding upon and inure to the
              ----------
benefit of the Company and its successors and assigns, on the one hand, and the Director and his or her heirs, beneficiaries, legatees and personal representatives, on the other hand.

          7.  Entire Agreement; Amendments and Waivers.  This Agreement embodies
              ----------------------------------------
the entire understanding and agreement of the parties with respect to the subject matter hereof, and no promise, condition, representation or warranty, express or implied, not stated or incorporated by reference herein, shall bind either party hereto. None of the terms and conditions of this Agreement may be amended, modified, waived or canceled except by a writing, signed by the parties hereto specifying such amendment, modification, waiver or cancellation. A waiver by either party at any time of compliance with any of the terms and conditions of this Agreement shall not be considered a modification, cancellation or consent to a future waiver of such terms and conditions or of any preceding or succeeding breach thereof, unless expressly so stated.

          8.  Governing Law.  This Agreement shall be governed by and construed
              -------------
and enforced in accordance with the laws of the State of California applicable to contracts made and performed entirely within such state.

          9.  Redemption of RSU.
              -----------------

               (a) The RSU shall not be redeemable prior to the date upon which the Director ceases to be a director of the Company (the "Termination Date"). The Company shall redeem the RSU by delivering to the Director (or after the Director's death, to the beneficiary designated by the Director for such purpose), at such time or times as the Director shall elect pursuant to Sections 9(d) and (e) hereof, the Redemption Shares and the Dividend Equivalents (as such terms are hereinafter defined).

               (b) The term "Redemption Shares" shall mean that number of shares of Common Stock equal to the following percentage of the Total RSU Shares, rounded to the nearest whole share, determined as of the Termination Date:

                                                               Percentage of Total RSUs Shares
           Number of Full Years of Service as Director       (Rounded to the Nearest Whole Share)
             Between Grant Date and Termination Date        To Be Delivered Upon Redemption of RSU
           -------------------------------------------      --------------------------------------
                 At least 1, but less than 2                              20%
                 At least 2, but less than 3                              40%
                 At least 3, but less than 4                              60%
                 At least 4, but less than 5                              80%
                 At least 5                                              100%

               (c) The term "Dividend Equivalents" shall mean, with respect to each Redemption Share being delivered by the Company upon redemption of the RSU, an amount in cash equal to the aggregate amount of all regular cash dividends paid on a share of Common Stock during the period between the Grant Date and the date of such redemption, together with interest thereon at the rate credited to amounts deferred under the Company's Deferred Compensation Plan, as such rate is changed from time to time.

               (d) Subject to Section 9(e) hereof, the Director hereby irrevocably elects for the RSU to be redeemed, and for the Redemption Shares and the Dividend Equivalents to be delivered by the Company to the Director, at the following time or times:

                         [CHECK ONE OF THE FOLLOWING]

     _____     (i)     as an entirety within 30 days following the Termination
                       Date

     _____     (ii)    in as equal amounts of whole shares as possible on each
                       of the first five anniversaries of the Termination Date

     _____     (iii)   in as equal amounts of whole shares as possible on each
                       of the first ten anniversaries of the Termination Date

     _____     (iv)    in as equal amounts of whole shares as possible on each
                       of the first fifteen anniversaries of the Termination
                       Date

               (e) Notwithstanding Section 9(d) hereof, in the event that the Director shall die at any time prior to the redemption in full of the RSU, the Director hereby irrevocably elects for the previously unredeemed part of the RSU to be redeemed, and for the previously undelivered Redemption Shares and Dividend Equivalents to be delivered by the Company to beneficiary designated by the Director for such purpose, at the following time or times:

                         [CHECK ONE OF THE FOLLOWING]

     _____     (i)     as an entirety within 30 days following the date of death

     _____     (ii)    in as equal amounts of whole shares as possible over the
                       remaining term of the five, ten or fifteen-year period elected pursuant to Section 9(d) hereof

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Grant Date indicated below.

DIRECTOR                                 COMPUTER SCIENCES CORPORATION


                                         By
------------------------------             ----------------------------
[NAME]                                     Van B. Honeycutt
Grant Date:        [DATE]                  Chairman, President and
                                            Chief Executive Officer
Total RSU Shares:  [NUMBER]

                                       3